UNITED STATES
SECURITES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: January 3, 2012
(Date of earliest reported)

Multiband Corporation
(Exact name of registrant as specified in its chapter)

Commission File Number: 13529

Minnesota	41-1255001
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

9449 Science Center Drive, New Hope, Minnesota 55428
(Address of principal executive offices, including zip code)

(763) 504-3000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure

Multiband Corporation (the Company), through its Multiband NE, Inc. subsidiary, has recently begun performing fulfillment work in the Southeastern United States for Time Warner Cable and Comcast Cable through approved arrangements with those Companies. This work is being performed in geographic markets where the Company currently does not perform DirecTV fulfillment work. This activity did not have a material impact on the Company’s results of operations for fiscal year 2011.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this Form 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.

Multiband Corporation

Date: January 4, 2012	By:	/s/ James L. Mandel
James L. Mandel
Chief Executive Officer

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